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                                                            Exhibit 99.1




                            Conan Properties, Inc.








                                                            Financial Statements
                                          Years Ended December 31, 1999 and 1998
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                                                          Conan Properties, Inc.


                                                                        Contents

================================================================================

          Independent Auditors' Report                                 3


          Financial Statements

            Balance Sheet                                              4

            Statements of Operations                                   5

            Statements of Shareholder's Equity                         6

            Statements of Cash Flows                                   7

          Summary of Significant Accounting Policies                 8-9


          Notes to Financial Statements                               10

                                       2
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Independent Auditors' Report

To the Shareholder
Conan Properties, Inc.
New York, New York


We have audited the accompanying balance sheet of Conan Properties, Inc. as of December 31, 1999 and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Conan Properties, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the years then ended December 31, 1999 and 1998, in conformity with generally accepted accounting principles.



/s/ BDO Seidman, LLP

Los Angeles, California
November 5, 2000

                                       3
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                                                          Conan Properties, Inc.


                                                                   Balance Sheet

================================================================================

December 31,                                                                1999
--------------------------------------------------------------------------------
Assets
Cash                                                            $          4,968

Literary rights                                                            2,000
--------------------------------------------------------------------------------
Total assets                                                               6,968
--------------------------------------------------------------------------------
Liabilities and Shareholder's Equity

Shareholder's equity
 Common stock, no par value, 200 shares authorized, 100 shares issued
  and outstanding                                                          2,000
 Retained earnings                                                         4,968
--------------------------------------------------------------------------------
Total liabilities and shareholder's equity                      $          6,968
--------------------------------------------------------------------------------

   See accompanying summary of significant accounting policies and notes to financial statements.

                                       4
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                                                          Conan Properties, Inc.


                                                         Statement of Operations

================================================================================

Years ended December 31,                         1999                      1998
-------------------------------------------------------------------------------
Sales                                 $        35,239          $        145,684

General and administrative expenses            47,071                   180,816
-------------------------------------------------------------------------------
Operating loss                                (11,832)                  (35,132)

Other income
 Interest income                                  164                     8,209
-------------------------------------------------------------------------------
Net loss                                      (11,668)                  (26,923)

Income taxes                                        -                         -
-------------------------------------------------------------------------------
                                        $     (11,668)                  (26,923)
--------------------------------------------------------------------------------

   See accompanying summary of significant accounting policies and notes to financial statements.

                                                          Conan Properties, Inc.


                                               Statement of Shareholder's Equity

================================================================================


                                                       Common Stock                               Total
                                                -------------------------     Retained        Shareholder's
                                                    Shares       Amount       Earnings            Equity
-----------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                             100    $   2,000    $    43,559     $         45,559

Net loss                                                 -            -        (26,923)             (26,923)
-----------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                             100        2,000         16,636               18,636

Net loss                                                 -            -        (11,668)             (11,668)
-----------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                             100    $   2,000    $     4,968     $          6,968
-----------------------------------------------------------------------------------------------------------

   See accompanying summary of significant accounting policies and notes to financial statements.

                                       6
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                                                          Conan Properties, Inc.


                                                        Statements of Cash Flows

================================================================================

Increase (Decrease) in Cash

Years ended December 31,                                                             1999                      1998
------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
 Net loss                                                                   $      (11,668)        $         (26,923)
------------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                                              (11,668)                  (26,923)
------------------------------------------------------------------------------------------------------------------------
Net decrease in cash                                                               (11,668)                  (26,923)

Cash, beginning of period                                                           16,636                    43,559
------------------------------------------------------------------------------------------------------------------------
Cash, end of period                                                         $        4,968         $          16,636
------------------------------------------------------------------------------------------------------------------------

   See accompanying summary of significant accounting policies and notes to financial statements.

                                       7
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                                                          Conan Properties, Inc.


                                      Summary of Significant Accounting Policies

================================================================================

Organization            Conan Properties, Inc., (the "Company") was organized under the laws of the
and Business            State of New York on January 28, 1977.  The Company is engaged in the business of owning and licensing certain intellectual property relating to
                        "Conan," "Conan the Barbarian," or variations thereon (hereafter "Conan").


Accounting              The preparation of financial statements in conformity with generally accepted
Estimates               accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
                        Actual results could differ from those estimates.


Revenue                 The Company recognizes revenues from licensing Conan in accordance with the
Recognition             distribution agreement and at the time Conan is available to the licensee.
                        Revenue is recognized as earned and reasonably estimable.


Income Taxes            The Company provides for income taxes in accordance with Statement of
                        Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
                        109).  SFAS 109 requires a company to use the asset and liability method of accounting for income taxes.

                        Under the asset and liability method, deferred income taxes are recognized for the tax consequences of
                        "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities and result primarily from differences in methods used to amortize production costs. A valuation allowance is provided when management cannot determine whether it is more likely than not that the deferred tax asset will be realized. Under SFAS 109, the effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

                                       8
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                                                          Conan Properties, Inc.


                                      Summary of Significant Accounting Policies

================================================================================


                        Literary Rights:
                        The cost of Literary rights are capitalized and amortized over the expected revenue stream of the rights.

Concentration of        Financial instruments which potentially expose the Company to concentration
Credit Risk             of credit risk consist primarily of cash and cash equivalents.  The Company places its cash and cash equivalents with major financial institutions.  At times, cash balances may be in excess of the amounts insured by the Federal
                        Deposit Insurance Corporation, however, management believes the risk of loss to be minimal.


                                       9
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                                                          Conan Properties, Inc.


                                                   Notes to Financial Statements

================================================================================

1.  Income Taxes        The Company's operating loss generated a deferred tax
                        asset of approximately $5,000 at December 31, 1999. The
                        deferred tax asset has not been recognized since it is
                        more likely than not that the deferred tax asset will
                        not be realized. Accordingly, a 100% valuation allowance
                        has been recorded.

                                       10